SECOND AMENDMENT

                   AMENDMENT dated as of August 6, 1996 (this "Amendment"), among TWS FUNDING, INC., a Delaware corporation (the "Borrower"), FLAGSTAR CORPORATION, a Delaware corporation ("Flagstar"), and each financial institution executing this Amendment as a "Lender" (each, a "Lender").

                  PRELIMINARY STATEMENTS:

                  1. The Borrower, Flagstar and the Lender Parties, the Co-Administrative Agents and the Funding Agent referred to therein have entered into a Second Amended and Restated Credit Agreement dated as of April 10, 1996, as amended by the Amendment and Consent dated as of July 18, 1996 (as so amended, the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

                  2. The Borrower, Flagstar and the Lenders have agreed to amend
Section 5.02(b)(i)(F) of the Credit Agreement to limit the principal amount of Debt permitted thereunder.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment to the Credit Agreement. Section 5.02(b)(i)(F) of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 hereof, hereby amended by adding immediately after the word "funds" a new proviso to read as follows: "provided that the aggregate principal amount of such Debt shall not exceed $22,150,000 at any time outstanding".

                  SECTION 2. Condition of Effectiveness. This Amendment shall become effective when, and only when the Funding Agent shall have received counterparts of this Amendment executed by the Borrower, Flagstar and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Funding Agent that such Lenders have executed this Amendment.

                  SECTION 3. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.


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                  SECTION 4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrowers


                                    TWS FUNDING, INC.


                                    By:
                                        ---------------------------------------
                                        Title:  Vice President and Treasurer


                                    FLAGSTAR CORPORATION


                                    By:
                                        ----------------------------------------
                                        Title:  Vice President and Treasurer


Lenders

                                        ----------------------------------------
                                        [Print or type name of institution]



                                    By:
                                        ----------------------------------------
                                        Title: